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                                                                    EXHIBIT 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the use of our report dated September 17, 1998, included in ABC Rail Products Corporation's Annual Report on Form 10-K for the year ended July 31, 1998, and to all references to our firm included in or made part of this Registration Statement on Form S-4.


                                                             Arthur Andersen LLP


Chicago, Illinois
January 13, 1999